SECURITIES  AND  EXCHANGE  COMMISSION
                    Washington,  D.C.  20549

                           FORM  8-K

              Pursuant  to  Section  13  or  15(d)  of
              the  Securities  Exchange  Act  of  1934

 Date  of  Report  (Date  of  earliest  event  reported):  November  15, 1996

     First  Deposit  National Bank on behalf of the First Deposit Master Trust
           (Issuer  in  respect  of  the  First  Deposit  Master  Trust
              5.75%  Asset-Backed  Certificates,  Series  1993-2
            Remarketed  Asset-Backed  Certificates,  Series  1993-3
             6.90%  Asset-Backed  Certificates,  Series  1994-1
          Floating  Rate  Asset-Backed  Certificates,  Series  1995-1
               6.05%  Asset-Backed  Certificates,  Series  1995-2
           Floating Rate Asset-Backed Certificates, Series 1996-1)
               (Exact name of registrant as specified in charter)

                                       33-59922
                                       33-84844
   United States of America            33-99462            02-0118519
  -----------------------------       ------------       ------------------
 State  or other jurisdiction of     Commission           (I.R.S. Employer
  incorporation  or  organization)     File No.)         Identification  No.)


            295  Main  Street
        Tilton,  New  Hampshire                                    03276
-------------------------------------------                     ------------
(Address  of  principal  executive  offices)                     (Zip Code)

Registrant's  telephone  number,  including  area  code:  (603)  286-4348

                                 Not Applicable
           ------------------------------------------------------------------
           (Former  name  or  former  address,  if  changed since last report)


Item  5.    Other  Events.


Exhibit 19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the November 15, 1996 Distribution Date.

Exhibit 19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the November 15, 1996 Distribution Date.

Exhibit 19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the November 15, 1996 Distribution Date.

Exhibit 19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the November 15, 1996 Distribution Date.

Exhibit 19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the November 15, 1996 Distribution Date.

     Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First Deposit Master Trust by the undersigned hereunto duly authorized.

                                   FIRST  DEPOSIT  MASTER  TRUST

                                   By:  FIRST  DEPOSIT  NATIONAL  BANK,
                                        Servicer


                                   By:  /s/ David J. Petrini
                                        -----------------------------------
                                        David  J.  Petrini
                                        Senior  Vice  President and
                                        Senior Financial  Officer


Date: November 15, 1996


     EXHIBIT  INDEX


       Exhibit  No.



        19.1     Monthly Statement for the 5.75% Asset-Backed
                 Certificates, Series 1993-2 with respect to the November 15, 1996 Distribution Date.

        19.2     Monthly Statement for the 6.90% Asset-Backed
                 Certificates, Series 1994-1 with respect to the November 15, 1996 Distribution Date.

        19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the November 15, 1996 Distribution Date.

        19.4     Monthly Statement for the 6.05% Asset-Backed
                 Certificates, Series 1995-2 with respect to the November 15, 1996 Distribution Date.

        19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the November 15, 1996 Distribution Date.